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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest eventreported):  January 26, 2001



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)


Vermont                           0-7974                   03-0228404
(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)            Identification No.)


Two Burlington Square, Burlington, Vermont                 05401
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (802) 660-1410



                                Not Applicable
                        (Former name or former address,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS
On January 26, 2001 Chittenden Corporation (NYSE:CHZ) and Maine Bank Corp., announced that they had signed a definitive agreement whereby Chittenden will acquire Maine Bank Corp., and its subsidiary, Maine Bank & Trust. Consummation of the agreement is subject to regulatory approvals.
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                               INDEX TO EXHIBITS


EXHIBIT NUMBER                                                  PAGE NUMBER

  (28)  Additional Exhibits                                          5

        Press Release Relating to announcement of Chittenden Acquiring Maine Bank Corp.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
          Senior Vice President, General Counsel and Secretary

DATE:  January 26, 2001